EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (the "Agreement") is made and entered as of this 29th day of June, 1998 by and between Unigene Laboratories, Inc., a Delaware corporation (the "Company"), and The Tail Wind Fund, Ltd. pursuant to the Purchase Agreement of even date herewith by and between the Company and the investor identified therein (the "Purchase Agreement").

                  The parties hereby agree as follows:

                  1.       Certain Definitions

                           As used in this Agreement,  the following terms shall
have the following meanings:

                           "Common Stock" shall mean the Common Stock, par value
$.01 per share, of the Company.

                           "Debentures"  mean the  Debentures  in the  aggregate
principal amount of $4,000,000 issued to the Investor pursuant to the Purchase Agreement.

                           "Investor"  shall mean The Tail Wind Fund,  Ltd.  and
any subsequent holder of any Debenture, Warrant or Registrable Securities.

                           "Prospectus"  shall mean the  prospectus  included in
any  Registration  Statement,  as  amended  or  supplemented  by any  prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                           "Register,"  "registered" and "registration" refer to
a registration made by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

                           "Registrable  Securities"  shall  mean (a)  3,852,500
shares of Common Stock which are or may be issuable (i) upon the conversion of the Debentures as payment of principal or accrued and unpaid interest on the Debentures, and (ii) upon the exercise of the Warrants, and (b) shares of Common Stock issuable or issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock.

                           "Registration  Statement" shall mean any registration
statement filed under the 1933 Act of the Company that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                           "SEC"  means  the  U.S.   Securities   and   Exchange
Commission.

                           "1933  Act"  means  the  Securities  Act of 1933,  as
amended, and the rules and regulations promulgated thereunder.
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                           "1934 Act" means the Securities Exchange Act of 1934,
as amended, and the rules and regulations promulgated thereunder.

                           "Warrants"  mean the  Warrants to purchase  shares of
Common Stock issuable to the Investor upon conversion or redemption of the Debentures.

                  2.       Registration.

                           (a) Registration  Statement.  Promptly  following the
closing of the transactions contemplated by the Purchase Agreement (the "Closing Date") (but no later than sixty days after the Closing Date), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect such a registration of the Registrable Securities, subject to the Investor's consent) covering the resale of the Registrable Securities. Such Registration Statement shall cover, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. No securities shall be included in the Registration Statement without the consent of the Investor other than (i) Registrable Securities and (ii) securities issued or issuable pursuant to a purchase agreement in substantive form identical to the Purchase Agreement and entered into between the Company and an investor reasonably acceptable to the Investor within 30 days following the date of this Agreement. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with
Section 3(c) to (and subject to the approval of) the Investor and its counsel prior to its filing or other submission, which approval shall not be unreasonably withheld or delayed.

                           (b)  Expenses.  The  Company  will  pay all  expenses
associated with the registration, excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals and fees of counsel to the Investor relating to the distribution of the Registrable Securities and the Registration Statement.

                           (c)      Effectiveness.

                                    (i) The Company  shall use its best  efforts
to have the Registration Statement declared effective as soon as practicable. If
(A) the Registration Statement is not declared effective by the SEC within 120 days following the Closing Date (the "Registration Date"), (B) after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (by reason of a stop order, or the Company's failure to update the Registration Statement) but except as excused pursuant to subparagraph (ii) below, or (C) the Common Stock is not listed or included for quotation on the Nasdaq National Market System, the Nasdaq SmallCap System, the New York Stock Exchange or the American Stock Exchange, then the Company will make pro-rata payments to the Investor, as liquidated damages and not as a penalty, in an amount equal to 2% of the aggregate principal amount of the Debentures for any month or portion thereof following the Registration Date during which any of the events described in (A) or (B) or (C) above occurs and is continuing (the "Blackout Period"). The Blackout Period shall terminate upon
(i) the effectiveness of the Registration Statement in the case of (A) and (B) above; (ii) listing or inclusion of the Common Stock on the Nasdaq National

Market System, the Nasdaq SmallCap System, the New York Stock Exchange or the American Stock Exchange in the case of (C) above; and (iii) in the case of the events described in (A) or (B) above, the earlier termination of the Registration Period (as defined in Section 3(a) below). If the Blackout Period should continue for four months, then, at the option of the Investor, the Company shall redeem the Debentures on a redemption date designated by such Investor at a redemption price equal to 120% of the outstanding principal amount of the Debenture, plus all accrued but unpaid interest and liquidated damages as of the redemption date (which remedy shall not be exclusive of any other remedies available at law or in equity). The amounts payable as liquidated damages and upon redemption of any Debenture (including accrued and unpaid interest) pursuant to this paragraph shall be payable in lawful money of the United States and amounts payable as liquidated damages shall be paid monthly on the last day of each month following the commencement of the Blackout Period until redemption or the termination of the Blackout Period. Amounts payable as liquidated damages hereunder shall cease when an Investor no longer holds Debentures, Warrants or Registrable Securities.

                                    (ii) The  Company may  terminate  or suspend
effectiveness of any registration contemplated by this Section one time for a period of not more than twenty (20) days if the Company shall deliver to the Investor a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would (A) be seriously detrimental to the business of the Company for such registration to be effected or remain effective at such time, (B) interfere with any proposed or pending material corporate transaction involving the Company or any of its subsidiaries, or (C) result in any premature disclosure thereof.

                           (d) Underwritten  Offering.  If any offering pursuant
to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investor shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Company.

                  3. Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

                           (a) use its best  efforts to cause such  Registration
Statement to become effective and to remain continuously effective for a period that will terminate when all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold or until such time as they become eligible for distribution pursuant to Rule 144(k), or any successor provision thereof, under the 1933 Act (the "Registration Period");

                           (b) prepare and file with the SEC such amendments and
post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities; provided that, at a time reasonably prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to the Investor copies of all documents proposed to be filed, which documents will be subject to the comments of the Investor;

                           (c) permit a single firm of counsel designated by the
Investor to review the Registration Statement and all amendments and supplements thereto no fewer than five days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

                           (d) furnish to the Investor and its legal counsel (i)
promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                           (e) in the event the  Investor  selects  underwriters
for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

                           (f) at the request of the Investor, the Company shall
furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and the Investor and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and the Investor;

                           (g) make reasonable effort to prevent the issuance of
any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

                           (h)  furnish to the  Investor at least five copies of
the Registration Statement and any post-effective amendment thereto, including financial statements and schedules;

                           (i)  prior  to any  public  offering  of  Registrable
Securities, use its reasonable best efforts to register or qualify or cooperate with the Investor and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Investor reasonably requests in writing and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

                           (j) cause all Registrable  Securities  covered by the
Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

                           (k) immediately notify the Investor, at any time when
a Prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                           (l) otherwise use its best efforts to comply with all
applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve months, beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of subsection 11(a) of the 1933 Act (for the purpose of this subsection 3(m), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

                  4. Obligations of the Investor.

                           (a)  It  shall  be  a  condition   precedent  to  the
obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor if the Investor elects to have any of the Registrable Securities included in the Registration Statement.

                           (b)  The   Investor,   by  its   acceptance   of  the
Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of the Registrable Securities from the Registration Statement.

                           (c) In the event the  Investor  determines  to engage
the services of an underwriter, the Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

                           (d) The  Investor  agrees  that,  upon receipt of any
notice from the Company of the happening of any event rendering the Registration Statement no longer effective, the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the prospectus covering the Registrable Securities current at the time of receipt of such notice.

                           (e)  The   Investor  may  not   participate   in  any
underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to the terms of this Agreement.

                  5.       Indemnification.

                           (a) Indemnification by Company. The Company agrees to
indemnify and hold harmless, to the fullest extent permitted by law the Investor, its officers, directors, partners and employees and each person who controls the Investor (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to the Company by the Investor, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse in accordance with subparagraph (c) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been made available to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 5(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities.

                           (b)   Indemnification   by  Holder   of   Registrable
Securities. In connection with any registration pursuant to the terms of this Agreement, each Investor holding Registrable Securities will furnish to the Company in writing such information as the Company reasonably requests concerning such holders or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney's fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by the holder of Registrable Securities to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto. In no event shall the liability of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expense paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                           (c)  Conduct  of  Indemnification   Proceedings.  Any
person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                           (d)    Contribution.    If   for   any   reason   the
indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

                  6.       Miscellaneous.

                           (a)  Amendments  and Waivers.  This  Agreement may be
amended only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Investor.

                           (b)  Notices.  All notices  and other  communications
provided for or permitted hereunder shall be made as set forth in Section 11.4 of the Purchase Agreement.

                           (c)  Assignments  and  Transfers  by  Investor.  This
Agreement and all the rights and obligations of the Investor hereunder may not be assigned or transferred to any transferee or assignee except as set forth herein. The Investor may make such assignment or transfer to any transferee or assignee of any Debenture, Warrant or Registrable Securities, provided, that (i) such transfer is made expressly subject to this Agreement and the transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with written notice of such assignment.

                           (d)  Assignments  and Transfers by the Company.  This
Agreement may not be assigned by the Company without the prior written consent of Investor, except that without the prior written consent of the Investor, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets.

                           (e)  Benefits  of  the   Agreement.   The  terms  and
conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                           (f)  Counterparts.  This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           (g) Titles and  Subtitles.  The titles and  subtitles
used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                           (h)  Severability.  If one or more provisions of this
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

                           (i) Further Assurances. The Parties shall execute and
deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                           (j) Entire  Agreement.  This Agreement is intended by
the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           (k) Applicable  Law. This Agreement shall be governed
by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of law.

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


                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


The Company:                                  UNIGENE LABORATORIES, INC.


                                              By:       /S/ WARREN P. LEVY
                                                        ------------------
                                              Name:     Warren P. Levy
                                              Title:    President



The Investor:                                 THE TAIL WIND FUND, LTD.


                                              By:      /S/ SHERRILL PLETSCHER
                                                       ----------------------
                                              Name:    Sherrill Pletscher
                                              Title:   Authorized Signatory